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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) December 21, 1999


                       MACE SECURITY INTERNATIONAL, INC.
                       ---------------------------------
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                    0-22810
                           (Commission File Number)

                                  03-0311630
                       (IRS Employer Identification No.)

        1000 Crawford Place, Suite 400, Mount Laurel, New Jersey 08054
                   (Address of Principal Executive Offices)

                                (856) 778-2300
                        (Registrant's Telephone Number)
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Item 5.   Other Events

REPORTING OF CERTAIN FINANCIAL AND OTHER INFORMATION FOR REGISTRATION AND OTHER PURPOSES.

The Registrant is filing herewith audited restated consolidated financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations (restated), which reflects the acquisition of Innovative Control Systems, Inc. on July 9, 1999, 50's Classic Car Wash and CRCD, Inc. on August 25, 1999, and Eager Beaver Car Wash, Inc. on September 9, 1999. Each of these acquisitions was accounted for as a pooling of interests.

Such financial information is attached hereto as Exhibit 99 and incorporated herein by reference. Exhibit 99 is hereby incorporated by reference into the Registrant's Registration Statements.
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Item 7.   Financial Statements and Exhibits

     (c)  Exhibits.

          The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

________________________________________________________________________________

                                   Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Mace Security International, Inc.


                              By: /s/ Gregory M. Krzemien
                                 ------------------------
                                      Gregory M. Krzemien
                                      Chief Financial Officer

Date: December 21, 1999
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                       Mace Security International, Inc.

                                 Exhibit Index


Exhibit No.    Description
-----------    -----------

23.1           Consent of Ernst & Young LLP

23.2           Consent of Urbach Kahn & Werlin PC

23.3           Consent of D. Williams & Co.

23.4           Consent of Daniel Irwin & Associates, P.C.

23.5           Opinion of Urbach Kahn & Werlin PC

23.6           Opinion of D. Williams & Co.

23.7           Opinion of Daniel Irwin & Associates, P.C.

27.1 Financial Data Schedule for the Years Ended December 31, 1998 and December 31, 1997 (for SEC use only)

99             Financial Information